Filed Pursuant to Rule 497(d)

Morgan Stanley Portfolios, Series 81

Humanoid Robotics: Emerging Contributors

Supplement to the Prospectus

As a result of a previously announced spinoff, on October 30, 2025, holders of Honeywell International Inc. ("HON") shares received 1 share of Solstice Advanced Materials Inc ("SOLS") common stock for every 4 shares of HON common stock held as of the close of business on October 17, 2025.

Notwithstanding anything to the contrary in the Trust's Prospectus, the Trust now holds, and will continue to purchase, shares of both HON and SOLS.

Supplement Dated: October 30, 2025